SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

March 12, 2009

Dean Foods Company

(Exact name of registrant as specified in charter)

Delaware	1-12755	75-2559681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2515 McKinney Avenue, Suite 1200

Dallas, TX 75201

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (214) 303-3400

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2009, Dean Foods Company (the “Company”) announced that Ronald Kirk resigned effective immediately from the Company’s Board of Directors in connection with his being appointed as United States Trade Representative. The press release announcing Mr. Kirk’s resignation is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Dean Foods Company press release dated March 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEAN FOODS COMPANY

Date: March 18, 2009	By:	/s/ Steven J. Kemps
Steven J. Kemps
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Dean Foods Company press release dated March 18, 2009.